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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - March 15, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-20388                  36-3795742
(State of other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  Pursuant to a Performance Shares Agreement under the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "1993 Stock Plan"), Philip G. Franklin, David R. Samyn, Dal Ferbert and David W. Heinzmann each earned the equivalent of 3,000 shares of Common Stock of Littelfuse, Inc. (the "Company"). On March 15, 2006, 1,500 restricted shares of Common Stock of the Company were issued to each such person. The remaining 1,500 shares will be converted to cash in thirds and paid to such persons as the restrictions lapse on each of January 2, 2007, January 2, 2008 and January 2, 2009.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.

Date:  March 20, 2006                   By:  /s/ Philip G. Franklin
                                           ------------------------
                                        Philip G. Franklin
                                        Vice President, Operations
                                        Support and Chief Financial Officer